Equipment And Related Accumulated Amortization Cost (Detail) (Plant and machinery, USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Plant and machinery
Capital Leased Assets [Line Items]
Plant and machinery	$ 52,052	$ 52,240
Less: accumulated depreciation	(24,612)	(19,986)
Capital lease asset net, before construction-in-progress	27,440	32,254
Construction-in-progress	15,232	15,288
Gross Amount and related accumulated amortization	$ 42,672	$ 47,542